                                                                      EXHIBIT 21

                            LIST OF SUBSIDIARIES OF

                     GE FINANCIAL ASSURANCE HOLDINGS, INC.

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
                                               STATE OF
                  NAME                      INCORPORATION                  SHAREOWNER(S)                 PERCENT
----------------------------------------  ------------------  ----------------------------------------  ----------
GE Financial Assurance Holdings, Inc.
  (formerly GE Life Insurance Group,
  Inc.)                                          Delaware     General Electric Capital Corporation       100%
  Union Fidelity Life Insurance Company          Illinois     GE Financial Assurance Holdings, Inc.      100%
    GE Capital Financial Institution
      Services, Inc.                             Illinois     Union Fidelity Life Insurance Company      100%
    ERCO Services, Inc.                              Ohio     Union Fidelity Life Insurance Company      100%
  GNA Corporation                              Washington     GE Financial Assurance Holdings, Inc.      100%
    General Electric Capital Assurance
      Company                                    Delaware     GNA Corporation                            100%
      Great Northern Insured Annuity
        Corporation                            Washington     General Electric Capital Assurance         100%
                                                                Company
        GE Capital Life Assurance of New
          York                                   New York     General Electric Capital Assurance         52%/48%
                                                                Company/Great Northern Insured Annuity
                                                                Corporation
Federal Home Life Insurance Company               Indiana     General Electric Capital Assurance         100%
                                                                Company
    PHF Life Insurance Company                    Florida     Federal Home Life Insurance Company        100%
    The Harvest Life Insurance Company               Ohio     Federal Home Life Insurance Company        100%
The Life Insurance Company of Virginia           Virginia     General Electric Capital Assurance         80%/20%
                                                                Company/GE Financial Assurance
                                                                Holdings, Inc.
    Assigned Settlement, Inc.                    Virginia     The Life Insurance Company of Virginia     100%
First Colony Life Insurance Company              Virginia     General Electric Capital Assurance         80%/20%
                                                                Company/GE Financial Assurance
                                                                Holdings, Inc.
    American Mayflower Life Insurance
      Company of New York                        New York     First Colony Life Insurance Company        100%
    Mayflower Assignment Corporation             New York     American Mayflower Life Insurance          100%
                                                                Company of New York
    Jamestown Life Insurance Company             Virginia     First Colony Life Insurance Company        100%
Seguros del Centro, S.A.                           Mexico     General Electric Capital Assurance         99.5%(1)
                                                                Company
AFORE Capitaliza, S.A. de C.V.                     Mexico     General Electric Capital Assurance         99%/1%
                                                                Company/GE Capital de Mexico, S.A. de
                                                                C.V.
Forth Financial Resources, Ltd.                  Virginia     GNA Corporation                            100%
  Forth Financial Securities Corporation         Virginia     Forth Financial Resources, Ltd.            100%
  FFRL Re Corp.                                  Virginia     Forth Financial Resources, Ltd.            72%(1)
  Forth Financial Resources of Alabama,
    Inc.                                          Alabama     Forth Financial Resources, Ltd.            100%
  Forth Financial Resources Insurance
    Agency of Massachusetts, Inc.            Massachusetts    Forth Financial Resources, Ltd.            100%
  Forth Financial Resources of Hawaii,
    Inc.                                           Hawaii     Forth Financial Resources, Ltd.            100%
  FFRL of New Mexico, Inc.                     New Mexico     Forth Financial Resources, Ltd.            100%
Newco Properties, Inc.                           Virginia     GNA Corporation                            100%
GNA Securities, Inc.                           Washington     GNA Corporation                            100%
GNA Distributors, Inc.                         Washington     GNA Corporation                            100%
GNA Capital Management, Inc.                   Washington     GNA Corporation                            100%
The Harvest Insurance Agency, Inc.                   Ohio     GNA Corporation                            100%
  The Harvest Insurance Agency of
    Nebraska, Inc.                               Nebraska     The Harvest Insurance Agency, Inc.         100%
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                                               STATE OF
                  NAME                      INCORPORATION                  SHAREOWNER(S)                 PERCENT
----------------------------------------  ------------------  ----------------------------------------  ----------
  The Harvest Life Insurance Agency,
    Inc.                                             Ohio     The Harvest Insurance Agency, Inc.         100%
  American Agriculturist Services, Inc.          New York     The Harvest Insurance Agency, Inc.         100%
  HBJ Farm Publications, Inc.                        Ohio     The Harvest Insurance Agency, Inc.         100%
GNA Mortgage Funding Corporation                 Delaware     GNA Corporation                            100%
GNA Insurance Services, Inc.                     Delaware     GNA Corporation                            100%
  GNA Insurance Services of California,
    Inc.                                       California     GNA Insurance Services, Inc.               100%
  GNA Insurance Services of Nevada, Inc.           Nevada     GNA Insurance Services, Inc.               100%
  GNA Insurance Services of Hawaii, Inc.           Hawaii     GNA Insurance Services, Inc.               100%
  GNA Insurance Services of Michigan,
    Inc.                                         Michigan     GNA Insurance Services, Inc.               100%
    GNA Insurance Services of
      Mississippi, Ltd.                       Mississippi     GNA Insurance Services, Inc.               100%
    GNA Insurance Services of Georgia,
      Inc.                                        Georgia     GNA Insurance Services, Inc.               100%
    GNA Insurance Agency, Inc.                   Delaware     GNA Insurance Services, Inc.               100%
    Securities, Annuities and Insurance
      Services, Inc.                           California     GNA Insurance Services, Inc.               100%
    Vista Financial Services, Inc.               New York     GNA Insurance Services, Inc.               100%
    ICN Corporation                             Louisiana     GNA Insurance Services, Inc.               100%
Legend Insurance Agency, Inc.                    Delaware     GNA Corporation                            100%
  Central Marketing Management, Inc.             Colorado     Legend Insurance Agency, Inc.              100%
United Pacific Structured Settlement
  Company                                         Florida     GNA Corporation                            100%
Harvest & HBJ Insurance, Inc.                     Florida     GNA Corporation                            100%
HGI Annuity Service Corporation                  Delaware     GNA Corporation                            100%
Richard J. Katz and Company, Inc.                New York     GNA Corporation                            100%
Security Funding Corporation                     Delaware     GNA Corporation                            100%
First Colony Securities, Inc.                    Virginia     GE Financial Assurance Holdings, Inc.      100%
Los Angeles Investment Company                 California     GE Financial Assurance Holdings, Inc.      100%
Los Angeles Corporation                        California     GE Financial Assurance Holdings, Inc.      100%
Fee For Service, Inc.                             Florida     GE Financial Assurance Holdings, Inc.      100%
  FFS Insurance Agency, Inc.                   California     Fee For Service, Inc.                      100%
Colonial Penn Insurance Company              Pennsylvania     GE Financial Assurance Holdings, Inc.      100%
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(1) Remainder owned by third parties.

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